U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) August 10, 2000



                           DIGITAL D.J. HOLDINGS INC.
                          -----------------------------
             (Exact name of registrant as specified in its charger)

             Nevada                                   77-0530472
             ------                                   ----------
(State or Other Jurisdiction of          (I.R.S. Employer Identification Number)
Incorporation or Organization)

          1658 E. Capitol Expressway, #294, San Jose, California 95121
          ------------------------------------------------------------
           (Address of Principal Executive Offices including Zip Code)

                                 (408) 946-8500
                                 --------------
                           (Issuer's Telephone Number)

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ITEM 5.  OTHER EVENTS

         SHAREHOLDER MEETING.

         The Company gave notice to its shareholders on August 4, 2000 of a special meeting of its shareholders to be held at 19900 MacArthur Blvd., Suite 660, Irvine, California 92612 on August 30, 2000 at 11 am.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized

                                         DIGITAL D.J. HOLDINGS INC.

Dated:  August 10, 2000                  By: /s/ Tsutomu Takahisa
-----------------------                  ------------------------
                                         Tsutomu Takahisa

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                                  EXHIBIT INDEX

         Exhibit

         (5.1)    Notice of Special Meeting and Proxy, dated August 1, 2000.






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